UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2022, Builders FirstSource, Inc. (“Builders FirstSource” or the “Company”) held its annual meeting of stockholders. The owners of 161,456,874 shares of the Company’s common stock, representing 92.8% of the voting power of all the shares of common stock issued and outstanding on April 22, 2022, the record date for the meeting, were represented at the annual meeting. Each share of common stock was entitled to one vote at the annual meeting.

Our stockholders elected each of the following individuals as a director of the Company for a term of three years: Mark Alexander (134,455,128 votes in favor and 17,987,653 votes withheld) and Charles Dirkson (152,116,337 votes in favor and 328,605 votes withheld). There were 8,937,157 broker non-votes with regard to the election of directors. As previously disclosed in the Company’s proxy statement for the annual meeting, Daniel Agroskin, David Bullock and Floyd Sherman retired from the board of directors effective at the annual meeting.

In a non-binding vote, our stockholders approved the 2021 compensation for the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, with 150,334,928 votes in favor, 1,998,273 votes against, 186,513 abstentions, and 8,937,157 broker non-votes.

Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022, with 158,510,435 votes in favor, 2,834,889 votes against, and 111,548 abstentions.

Our stockholders approved, on an advisory basis, a stockholder proposal requesting that the Company adopt short, medium, and long-term science-based greenhouse gas emissions reduction targets, with 127,131,078 votes in favor, 18,011,817 votes against, 6,253,378 abstentions, and 10,060,599 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: June 14, 2022	By:	/s/ Timothy D. Johnson
	Name:	Timothy D. Johnson
	Title:	Executive Vice President, General Counsel and Corporate Secretary